MassMutual FINANCIAL GROUP

To the Company as defined below:
☐ Massachusetts Mutual Life Insurance Company
1295 State Street, Springfield, Massachusetts 01111-0001
☐ C.M. Life Insurance Company
100 Bright Meadow Boulevard, Enfield, Connecticut 06082

Application Part 1

For: ☐ New Business
☐ Term Conversion
☐ Insurability Option

Use this Application for all Permanent Individual Life and Survivorship Life products for New Business, Conversions and Insurability Options. Complete all sections for all cases unless otherwise indicated.

A Proposed Insured(s)

COMPLETE THIS SECTION FOR ALL CASES

▶ **Primary Insured – Insured 1**

1. Sex ☐ Male ☐ Female
2. Full Legal Name (First, Middle, Last, *Suffix*)
____
3. DOB ______________ Birthplace ______________
mm/dd/yyyy
4. US Social Security #/Tax ID# ______________
5. US Driver's License # ______________
State ______________
Expiration Date ______________
If none, type of government-issued photo ID ______________
State/Country of issue ______________
ID# ______________
Expiration Date ______________
6. Citizenship ☐ US Citizen, Resident ☐ US Citizen, Non-Resident ☐ Alien, Resident ☐ Alien, Non-Resident
Non-US Citizens provide:
Type of Visa ______________
Country of Citizenship ______________
Expiration Date ______________
7. Telephone #'s Home (___)______________
Work (___)______________ Cell (___)______________
8. Email address ______________
9. Residential Address (Street, Apt. #, City, State/Country, Zip/Postal Code)
____
____
10. Mailing Address (if different from Q. #9)
____
____

▶ **Secondary Insured – Insured 2** For: ☐ Survivorship ☐ Other Insured Rider (Other) ☐ Applicant's Waiver of Premium Rider (Payor)

11. Sex ☐ Male ☐ Female
12. Full Legal Name (First, Middle, Last, *Suffix*)
____
13. DOB ______________ Birthplace ______________
mm/dd/yyyy
14. US Social Security #/Tax ID# ______________
15. US Driver's License # ______________
State ______________
Expiration Date ______________
If none, type of government-issued photo ID ______________
State/Country of issue ______________
ID# ______________
Expiration Date ______________
16. Citizenship ☐ US Citizen, Resident ☐ US Citizen, Non-Resident ☐ Alien, Resident ☐ Alien, Non-Resident
Non-US Citizens provide:
Type of Visa ______________
Country of Citizenship ______________
Expiration Date ______________
17. Telephone #'s Home (___)______________
Work (___)______________ Cell (___)______________
18. Email address ______________
19. Residential Address (Street, Apt. #, City, State/Country, Zip/Postal Code)
____
____
20. Mailing Address (if different from Q. #19)
____
____

B Policy Information

COMPLETE THIS SECTION FOR ALL CASES

▶ Whole Life

1. Plan ____________________
2. Face Amount $____________________
3. Automatic Premium Loan ☐ Yes ☐ No
4. Loan Rate ☐ Fixed ☐ Adjustable
5. Dividend Option ☐ Paid-up Additions (PD) ☐ Cash (CS)
   ☐ Supplemental Insurance Dividends/Flex (SID/FLX)
   ☐ Reduced Premiums (RP) ☐ Dividend Accumulations (DA)
   ☐ Other *(Specify)*: ____________________
6. Waiver of Premium Rider (WP) ☐ Insured 1 ☐ Insured 2
7. Long Term Care Access Rider ☐ *(Complete LTCR Application)*
8. ☐ Renewable Term Rider (RTR) $ ____________________
9. ☐ Insurability Rider (GIR/IPR) $____________________
10. Additional Life Insurance Rider (ALIR)
    a. Modal Payment $____________________
       Paying all/part using 1035 funds ☐ Yes ☐ No
    b. Unscheduled Lump Sum $____________________
       Paying all/part using 1035 funds ☐ Yes ☐ No
    c. Dividend Option ☐ Same as Basic Policy ☐ Paid-up Additions
11. Life Insurance Supplement Rider (LISR)
    a. Face Amount $ ____________________
    b. Modal Payment $ ____________________
    c. Unscheduled Lump Sum $ ____________________
       Paying all/part using 1035 funds ☐ Yes ☐ No
    d. Payment Period (# of years)* ____________________
    e. Crossover Period (# of years)* ____________________

    **If not specified, the Payment Period and Crossover Period will be set to Age 100.*
12. Supplemental Insurance Purchase Rider (SIPR)
    a. Face Amount $ ____________________
    b. Payment $ ____________________
13. Other Riders – indicate type (and amount if applicable)
    ☐ ____________________
14. **Details** ____________________

▶ Variable or Universal Life

15. Plan ____________________
16. Face Amount $____________________
17. Planned Premium $____________________
18. Non-1035 Unscheduled Premium $____________________
19. Loan Rate ☐ Fixed ☐ Adjustable
20. Death Benefit Option
    ☐ 1-Level
    ☐ 2-Increasing by Account Value
    ☐ 3-Return of Premiums
    ☐ 4-Increasing by Separate Account (VL)/Specified Premium Account
21. Definition of Life Insurance
    ☐ Cash Value Accumulation Test ☐ Guideline Premium Test
22. Waiver of Premium Riders (indicate amount if applicable)
    ☐ Waiver of Monthly Charges/Deductions Riders (WMC/WMD)
    ☐ Disability Benefit Rider (DBR) $ ____________________
    ☐ Waiver of Specified Premium Rider (WSP) $____________________
23. Other Insured Riders (OIR)
    ☐ Self $ ____________________
    ☐ Other $ ____________________
24. Insurability Rider (GIR) $____________________
25. Other Riders – indicate type (and amount if applicable)
    ☐ ____________________
    ☐ ____________________
26. **Details** ____________________

C Sales Illustration Certification

COMPLETE THIS SECTION FOR ALL WHOLE LIFE AND UNIVERSAL LIFE CASES, ONLY IF AN ILLUSTRATION MATCHING THE POLICY APPLIED FOR IS NOT SIGNED

I, the undersigned, acknowledge that:

☐ No illustration was used in the sale of this life insurance policy.

☐ The sales illustration used for the proposed insured does not conform to the policy as applied for.

☐ The sales illustration for the proposed insured was shown to me on a computer screen. This illustration conforms to the policy as applied for which no hard copy was furnished.

I also acknowledge that a hard copy of a sales illustration matching the policy as issued must be provided no later than the delivery of the policy.

D Premium Payment Information

COMPLETE THIS SECTION FOR ALL CASES

1. Frequency
   - ☐ Monthly (PAC or Group only)
   - ☐ Quarterly
   - ☐ Semi-annual
   - ☐ Annual
   - ☐ Single Premium (if available)
2. Billing Type
   - ☐ Pre-Authorized Check (PAC)
   - ☐ Individual Direct Bill
   - ☐ Group Bill (provide Inv./Fran. #) ____________________
3. Specify Policy Date if other than Issue Date ____________________
4. Date policy to save age for ☐ Insured 1 ☐ Insured 2
5. Has the initial premium been paid? ☐ Yes ☐ No (If Yes, complete Temporary Life Insurance Receipt)
6. Premium Payor ☐ Insured ☐ Owner ☐ Other ____________________
7. Source of Premium (check all that apply)
   - ☐ Earned Income
   - ☐ Investment Income
   - ☐ Investment/Savings
   - ☐ Gifts/Inheritance ☐ Loan
   - ☐ Other (specify) ____________
8. Send Premium Notices to ☐ Insured ☐ Owner ☐ Other (Provide name and mailing address below)
   ____
   ____

E Primary Purpose of Insurance

COMPLETE THIS SECTION FOR ALL CASES

1. *Personal Needs*
   - ☐ Income for Dependents
   - ☐ Estate Taxes
   - ☐ Mortgage Cancellation
   - ☐ Other ____________________

   Business Needs
   - ☐ Key Employee
   - ☐ Stock Redemption
   - ☐ Cross Purchase
   - ☐ Other ____________________

   Is this policy being purchased in connection with an employer-sponsored plan?
   - ☐ Yes (If Yes, check one of the following)
     - ☐ Tax-qualified employer-sponsored plan
     - ☐ Non-qualified employer-sponsored plan
   - ☐ No

	Yes	No
2. If the policy applied for will be used in connection with a non-qualified employer-sponsored plan involving both male and females, will the policy be issued on a Unisex basis?	☐	☐
3. Has the proposed insured(s) and/or the proposed owner(s) been offered any economic incentive, "free" life insurance, money, or any other consideration as an incentive to purchase this policy? *(If "Yes" explain in Details #11)*	☐	☐
4. Does the proposed insured(s) and/or the proposed owner(s) have a current agreement or commitment to sell, transfer, assign, or release this policy - or any beneficial interest of this policy or its ownership structure - to a life settlement company, viatical company, bank, investor, or secondary market provider? *(If "Yes" explain in Details #11)*	☐	☐
5. In connection with this policy, has the proposed insured(s) and/or the proposed owner(s) entered into an arrangement that entitles a lender or investor to a portion of the death benefit above and beyond the repayment of principal and interest on a loan? *(If "Yes" explain in Details #11)*	☐	☐
6. Is the Policy directly or indirectly owned by a captive insurance company?	☐	☐
7. Will the source of any premium payments be assets of or from contributions to a captive insurance company?	☐	☐

Complete questions 8-10 if this is a business-related sale

8. Business is a ☐ Corporation ☐ LLC/LLP ☐ Partnership ☐ Sole Proprietorship Year Established ________ # of employees ________
9. Net value of the business $____________________
10. If a policy is to be owned by a business or business associate, give names of the other officers or partners and the amount of insurance the business now carries on their lives or has currently applied for (if any officers or partners are not insured, explain in Details #11)

Name	Title	Face Amount	% Owned

11. Details *(Please reference question # and Insured 1 or 2)*

F Owner Information

COMPLETE THIS SECTION ONLY IF OWNER IS OTHER THAN PROPOSED INSURED(S)

► **Individually Owned, or his/her estate - Owner 1**

1. *Sex* ☐ Male ☐ Female
2. Full Legal Name (First, Middle, Last, Suffix) ____________________
3. DOB ____________________ mm/dd/yyyy
4. US Social Security #/Tax ID# ____________________
5. Relationship to Insured ____________________
6. Type of Identification ☐ Driver's License ☐ Passport
   ☐ Other ____________________
   ID# ____________________
   State/Country of issue ____________________
   Expiration Date ____________________
7. Citizenship ☐ US Citizen, Resident ☐ US Citizen, Non-Resident ☐ Alien, Resident ☐ Alien, Non-Resident
   Non-US Citizens provide:
   Type of Visa ____________________
   Country of Citizenship ____________________
   Expiration Date ____________________
8. Telephone #s Home (____)____________________
   Work (____)__________ Cell (____)__________
9. Residential Address (Street, Apt #, City, State/Country, Zip/Postal Code) ____________________
10. Mailing Address (if different from Q. #9) ____________________
11. Split Dollar ☐ Collateral Assignment *(Provide copy)*

► **Individually Owned, or his/her estate - Owner 2** (For joint ownership, if applicable)

12. *Sex* ☐ Male ☐ Female
13. Full Legal Name (First, Middle, Last, Suffix) ____________________
14. DOB ____________________ mm/dd/yyyy
15. US Social Security #/Tax ID# ____________________
16. Relationship to Insured ____________________
17. Type of Identification ☐ Driver's License ☐ Passport
   ☐ Other ____________________
   ID# ____________________
   State/Country of issue ____________________
   Expiration Date ____________________
18. Citizenship ☐ US Citizen, Resident ☐ US Citizen, Non-Resident ☐ Alien, Resident ☐ Alien, Non-Resident
   Non-US Citizens provide:
   Type of Visa ____________________
   Country of Citizenship ____________________
   Expiration Date ____________________
19. Telephone #s Home (____)____________________
   Work (____)__________ Cell (____)__________
20. Residential Address (Street, Apt #, City, State/Country, Zip/Postal Code) ____________________
21. Mailing Address (if different from Q. #20) ____________________

► **Legal Entity Owned**

22. Owner is ☐ Trust (**Complete Certification of Trust Agreement, F6734**)
   ☐ Incorporated Entity, its successors or assigns
   ☐ Non-Incorporated Entity (specify type) ____________________
23. Full Name of Legal Entity (If Trust, provide full name of Trust) ____________________
24. US Tax ID# ____________________
25. Date of Trust ____________________
26. Citizenship ☐ US Entity ☐ Alien Entity
27. Telephone# (____)____________________
28. Owner's Legal Address (Street, Apt #, City, State/Country, Zip/Postal Code) ____________________
29. Owner's Mailing Address (if different from Q. #28) ____________________
30. Split Dollar ☐ Endorsement (employer must be owner)

G Beneficiary Information

COMPLETE THIS SECTION FOR ALL CASES

▶ **Primary Beneficiary – First to receive death benefit**

1. Type *(Select all that apply and complete table below)*:

☐ Named Individual(s) ☐ Class of children *(Complete question 3; must be the sole Primary Beneficiary)* ☐ Trust

☐ Incorporated entity, its successors or assigns, or Non-Incorporated Entity *(No Secondary Beneficiary can be designated)*

☐ Trust under Insured's Will *(Must be the sole Primary Beneficiary)* ☐ Estate of Insured *(No other beneficiaries can be designated)*

Full legal name *(First, MI, Last, Suffix)*: ______________________

Mailing address: ______________________

Phone number: (________) __________ – __________ Extension: ☐ Home ☐ Work ☐ Cell

Date of birth/Trust *(mm/dd/yyyy)*: __________ SSN or TIN: __________

Relationship to Insured: __________ Distribution *(Optional, if not equal shares)*: __________

Full legal name *(First, MI, Last, Suffix)*: ______________________

Mailing address: ______________________

Phone number: (________) __________ – __________ Extension: ☐ Home ☐ Work ☐ Cell

Date of birth/Trust *(mm/dd/yyyy)*: __________ SSN or TIN: __________

Relationship to Insured: __________ Distribution *(Optional, if not equal shares)*: __________

Full legal name *(First, MI, Last, Suffix)*: ______________________

Mailing address: ______________________

Phone number: (________) __________ – __________ Extension: ☐ Home ☐ Work ☐ Cell

Date of birth/Trust *(mm/dd/yyyy)*: __________ SSN or TIN: __________

Relationship to Insured: __________ Distribution *(Optional, if not equal shares)*: __________

▶ **Seconday/Contingent Beneficiary – Receives death benefit if no Primary Beneficiary is alive or exists**

2. Type *(Select all that apply and complete table below)*:

☐ Named Individual(s) ☐ Class of children *(Complete question 3; must be the sole Secondary/Contingent Beneficiary)* ☐ Trust

☐ Incorporated entity, its successors or assigns, or Non-Incorporated Entity

☐ Trust under Insured's Will *(Must be the sole Secondary/Contingent Beneficiary)*

Full legal name *(First, MI, Last, Suffix)*: ______________________

Mailing address: ______________________

Phone number: (________) __________ – __________ Extension: ☐ Home ☐ Work ☐ Cell

Date of birth/Trust *(mm/dd/yyyy)*: __________ SSN or TIN: __________

Relationship to Insured: __________ Distribution *(Optional, if not equal shares)*: __________

Full legal name *(First, MI, Last, Suffix)*: ______________________

Mailing address: ______________________

Phone number: (________) __________ – __________ Extension: ☐ Home ☐ Work ☐ Cell

Date of birth/Trust *(mm/dd/yyyy)*: __________ SSN or TIN: __________

Relationship to Insured: __________ Distribution *(Optional, if not equal shares)*: __________

G Beneficiary Information *continued*

▶ **Optional Provisions**

3. Class of children *(Select one, if applicable)*:
   - ☐ Any lawful children of the Insured
   - ☐ Any lawful children born of the marriage of and/or legally adopted by the Insured and:
     (Full legal name): ______________________________
   - ☐ Other *(Specify)*: ______________________________
4. Issue per stirpes *(Select one, if applicable)*: ☐ Primary beneficiary ☐ Secondary beneficiary
5. UTMA/UGMA refer to a state's law that governs the transfer of title to life insurance proceeds to a Custodian to manage for a minor until the minor reaches an age permitted by law. Under the UTMA/UGMA of the state designated in 5b, the person designated in 5a will be Custodian for the child(ren) named in Section G.
   - a. Custodian's full legal name *(First, MI, Last, Suffix)*: ______________________________
   - b. Custodial state: ______________________________

Complete Question 6 only for Other Insured Rider (Other)

6. Beneficiary: ☐ Named Individual(s) ☐ Trust ☐ Incorporated Entity, its successors or assigns, or Non-Incorporated Entity

Full legal name *(First, MI, Last, Suffix)*: ______________________________

Mailing address: ______________________________

Phone number: (_________) __________ – __________ Extension: ☐ Home ☐ Work ☐ Cell

Date of birth/Trust *(mm/dd/yyyy)*: __________ SSN or TIN: __________

Relationship to Insured: __________ Distribution *(Optional, if not equal shares)*: __________

H Other Insurance/Replacement Information

COMPLETE THIS SECTION FOR ALL CASES

1. List Life Insurance currently applied for, contemplated, or now in force on the Insured(s) with other companies, including any policies which may have been sold, transferred, or assigned. **If none, check here** ☐

Insured	Policy #	Company	Product	Issue Year	Face Amount
☐1 ☐2					
☐1 ☐2					
☐1 ☐2					

2. Write the total face amount of new insurance applied for that will be placed in all companies (including this Company's policies).

$______________________ $______________________
Insured 1 **Insured 2**

3. Is the insurance now being applied for intended to replace or change any insurance or annuity, in whole or part, issued by this Company or another company? ☐ Yes ☐ No **If "Yes" provide information below:**

Insured	Policy #	Company	Product	Issue Year	Face Amount	Replacement	1035x
☐1 ☐2						☐Y ☐N	☐Y ☐N
☐1 ☐2						☐Y ☐N	☐Y ☐N
☐1 ☐2						☐Y ☐N	☐Y ☐N

4. If there is a 1035x, anticipated value of exchange $______________________ $______________________
   Insured 1 **Insured 2**
5. 1035x proceeds to be applied towards ☐ Additional premium (UL or VL) ☐ ALIR ☐ LISR ☐ SIPR ☐ Initial Premium
6. **For internal Term to Term Replacements Only:**
   I wish to terminate the term policy(ies)/rider(s) number(ed) ______________________ upon the issuance of the new term policy applied for in this application. (Owner of the existing term policy is required to sign this application as "Owner of the Original Policy" only if other than Proposed Insured.)

I Personal History Information

Complete this section for all cases

For conversions, answer questions 1 and 2 only. All others, answer all questions and if Yes, explain in the Details #16.

	Insured 1	Insured 2
1. Has the Proposed Insured used tobacco or other nicotine containing products *(e.g. cigarettes, pipes, cigars, snuff, chewing tobacco or nicotine delivery device such as gum or the patch)*:		
a. Within the last 24 months?	☐ Yes ☐ No	☐ Yes ☐ No
b. Within the last 12 months?	☐ Yes ☐ No	☐ Yes ☐ No
2. Within the last 12 months, has the Proposed Insured used a medication or device to assist with smoking cessation or as a substitute for smoking?	☐ Yes ☐ No	☐ Yes ☐ No
3. Has the Proposed Insured ever been convicted of a felony, or is s/he currently on parole or probation?	☐ Yes ☐ No	☐ Yes ☐ No
4. Within the last 5 years, has the Proposed Insured been convicted of operating a motor vehicle while under the influence of alcohol or drugs?	☐ Yes ☐ No	☐ Yes ☐ No
5. Within the last 3 years, has the Proposed Insured been involved in any motor vehicle accident in which they were found to be at fault?	☐ Yes ☐ No	☐ Yes ☐ No
If Proposed Insured answers Yes to questions 6–9, complete the applicable supplement.		
6. Within the next 2 years, does the Proposed Insured anticipate any foreign travel? *If Yes, complete Foreign Travel Supplement.*	☐ Yes ☐ No	☐ Yes ☐ No
7. Is the Proposed Insured a member of the military, military reserve or National Guard (active or inactive) or does s/he have a written agreement to become a member at a future date? *If Yes, complete Military Supplement.*	☐ Yes ☐ No	☐ Yes ☐ No
8. Within the last 3 years, has the Proposed Insured been or within the next 2 years does s/he expect to become a pilot, a student pilot or crew member of any aircraft? *If Yes, complete Aviation Supplement.*	☐ Yes ☐ No	☐ Yes ☐ No
9. Within the last 3 years, has the Proposed Insured been or within the next 2 years, does s/he expect to take part in underwater diving, hang gliding, para sailing, para kiting, parachuting, skydiving, ultralight, soaring, ballooning, bungee jumping, rock or mountain climbing, helicopter skiing, or organized racing by automobile, motorcycle, motorboat or snowmobile? *If Yes, complete Avocation Supplement.*	☐ Yes ☐ No	☐ Yes ☐ No

10. Primary physician name *(First, MI, Last, Suffix)*: ______________________________

a. Business address *(Street, Suite #, City & State or Country, ZIP/Postal Code)*: ______________________________

____

b. Telephone: ____________________ c. Date last seen: ____________________

11. Annual Earned Income * (Insured 1) $ ____________ (Insured 2) $ ____________

12. Unearned Income * (Insured 1) $ ____________ (Insured 2) $ ____________

13. Net worth * (Insured 1) $ ____________ (Insured 2) $ ____________

If Proposed Insured is not employed please include Household Income and Household Net Worth in Details #16.

14. (Insured 1) Occupation and Duties ______________________________

Employer Name & Address *(If self-employed, provide business name)* ______________________________

15. (Insured 2) Occupation and Duties ______________________________

Employer Name & Address *(If self-employed, provide business name)* ______________________________

16. Details *(Please reference question # and Insured 1 or 2)*

J Conversion/Insurability Option

COMPLETE THIS SECTION FOR CONVERSIONS OR INSURABILITY OPTIONS

1. Riders attached to the original policy will be carried over (if available) unless otherwise specified here.
   Do not include: ☐ WP ☐ GIO/IPR ☐ ADB

	Insured 1 Yes	Insured 1 No	Insured 2 Yes	Insured 2 No
2. Are you currently disabled or applying for any disability benefits? *(If "Yes" explain in Details #7)*	☐	☐	☐	☐

3. Conversion of Term Insurance

Insured	Policy or Rider Number	Amount Converted	Amount Continued	Amount Terminated
☐1 ☐2		$	$	$
☐1 ☐2		$	$	$

4. For partial conversions of UL products (if available), provide planned premium and frequency for balance continued $ ____________________
5. Exercise of Insurability Option from Policy # ____
6. Type of option ☐ Regular ☐ Substitute (if substitute, indicate reason and event date) ____________ Date of Event ____________ Reason
7. Details *(Please reference question # and Insured 1 or 2)*

K Juvenile

COMPLETE THIS SECTION ONLY IF PROPOSED INSURED IS A JUVENILE

1. Total life insurance (including group coverage with employer) currently applied for, considered, or now in force on the insured's father, mother, and siblings in all companies. *Include insured name, age, and amount – If none, explain in Details #2.*

   Father ____

   Mother ____

   Sibling(s) ____

2. Details

L Additional Details

COMPLETE THIS SECTION ONLY IF EXTRA SPACE IS NEEDED

Details. *(Indicate section letter, question number and Insured 1 or 2. If additional space is required, attach another sheet.)*

M Agreements and Signatures

COMPLETE THIS SECTION FOR ALL CASES

Life Insurance Coverage - This is part 1 of an application for life insurance. The application includes any part 2 that may be required and any amendments, statements, and supplements to either part. Insurance coverage under the policy takes effect when the policy is delivered and accepted, and the initial premium is paid, provided that on the delivery date (1) the proposed insured(s) is/are alive, (2) all answers on the application, including any amendments to the application, are still true and complete, (3) there have been no changes in the health or insurability of the proposed insured(s) from the date the application was submitted to the company, and (4) any required statement of insurability is completed. Failure to satisfy all of these requirements will result in no insurance coverage taking effect. If a future date is selected at time of application, coverage does not begin prior to that date.

Charges may accrue before insurance takes effect - If a life insurance policy is issued, insurance coverage will begin as defined above. Policy charges will begin on the Policy Date, which is defined in the policy. The Policy Date may occur before insurance under the policy takes effect. If so, you will be charged premiums during a period in which no insurance was in force. To reduce the likelihood of paying such premiums, the Policy Owner may purchase a Temporary Life Insurance Receipt, if eligible, or ask the Company to issue the policy with a future Policy Date. Requesting a specific Policy Date may cause the insured's age for insurance purposes to change and the cost of insurance rates to increase. If you have questions about policy charges or policy dating, ask your MassMutual Representative.

Changes and Corrections - Any material change or correction of the application will be shown on an amendment of application attached to the policy. Acceptance of any policy issued shall be acceptance of any change or correction of the application made by the Company. However, any correction or change in the amount, classification, plan of insurance, or riders applied for in this application must be agreed to in writing.

Authority of Producers - No producer can change the terms of this application or any policy issued by the insurer, waive any of the insurer's rights or requirements, or extend the time for any payment.

Variable and Universal Life Acknowledgments - *Variable Life Insurance policy values may increase or decrease in accordance with the experience of the separate account and the death benefit may be variable or fixed based on specified conditions. For Variable or Universal Life Insurance, if a single premium is elected as mode of payment, additional premiums may be required to keep the policy in force. If this application is for a Variable Life Insurance policy, a current prospectus for the policy applied for was received and the policy meets the undersigned's investment objectives.*

Acknowledgement of Receipt of Company Notices and Disclosures - In connection with this application, the Company's notices about the Medical Information Bureau (MIB), the Fair Credit Reporting Act, the Company's privacy practices, and Premium Payment Information have been provided to, and received by, the undersigned.

Authorization to Obtain and Disclose Information for the Insured(s) and/or Owner - I authorize the Company to review this application and the information contained therein and to collect and review such other information, as it deems necessary, including such medical and non-medical information as the Company may request. I hereby authorize certain parties that have records or knowledge of me and/or my health (or if juvenile insurance, the child), to make such information available to the Company, its reinsurers, its affiliated insurance companies, its agents, employees, and representatives. These parties shall include any licensed physician, medical practitioner, hospital, clinic, or other medical or medically-related facility, the MIB, Department of Motor Vehicles, credit agency, current or former employer, insurance company, and other organizations having information relevant to the issuance or administration of this policy. I further authorize the Company to obtain and conduct a personal history information interview and/or a written inspection in connection with this application, and authorize the company to obtain an investigative report regarding information about my character, general reputation, personal characteristics, and mode of living. I understand that any and all such information obtained by the Company through such interviews, inspections, or reports may be made available to the Company's agents, employees, and representatives for determining eligibility for insurance, reinsurance, reinstatement requests, or changes in benefits. I also authorize the Company, or its reinsurers, to disclose personal health information about me to the MIB in the form of a brief coded report for participation in MIB's fraud prevention and detection programs. This authorization shall be valid for 24 months from the date of my signature on this application. I understand that I may revoke this authorization at any time by submitting a written request to the home office of the Company, but my revocation will not affect any information that has been released under this authorization. I understand that either my authorized representative or myself, are entitled to receive a copy of the completed authorization form upon written request. All documents and information submitted to, or acquired by, the Company become property of the Company. A photocopy or facsimile of this authorization may be relied upon as if it were an original.

Taxpayer Identification - By my signature below, I, the Proposed Owner of this Policy, certify, under penalties of perjury, that (i) the number referred to in A5, A16, F4, F14, or F22 is my correct Taxpayer Identification Number; (ii) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) because the IRS has notified me that I am no longer subject to backup withholding; and (iii) I am a U.S. person (including U.S. resident alien). [If (ii) or (iii) is incorrect, please strike out and initial.] **The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.**

ANY PERSON WHO KNOWINGLY PRESENTS A FALSE STATEMENT IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIMINAL OFFENSE AND SUBJECT TO PENALTIES UNDER STATE LAW.

To the best of my knowledge and belief, all statements made in this Part 1 are complete, true, and correctly recorded. I hereby adopt all statements made in the application and agree to be bound by them.

► **Signed on** ______________________ Date ______________________ City and State where Owner signed

Signature of Proposed Insured(s) - (Signature of Parent if Proposed Insured(s) is under age 16)

X______________________ Proposed Insured 1

X______________________ Proposed Insured 2 *(if applicable)*

Signature of Owner - Only if Other than Proposed Insured

X______________________ Owner *Include Title (if applicable)*

Signature of Soliciting Producer

X______________________ Soliciting Producer Agency #

Signatures for Conversions, Insurability Options, or Term to Term Replacements

X______________________ Owner of Original Policy *Include Title (if applicable)*
(Only if other than Proposed Insured)

X______________________ Assignee of Original Policy *Include Title (if applicable)*

MassMutual FINANCIAL GROUP®

Application for Individual Life or Individual Disability Income Insurance (Part 2)

To the Company as defined below:

☐ **Massachusetts Mutual Life Insurance Company,** 1295 State Street, Springfield, Massachusetts 01111-0001
☐ **C.M. Life Insurance Company,** 100 Bright Meadow Boulevard, Enfield, Connecticut 06082
☐ **MML Bay State Life Insurance Company,** 100 Bright Meadow Boulevard, Enfield, Connecticut 06082

Use this Application to provide additional information on the Proposed Insured. Complete all sections for all cases.

A Personal Information

1. Proposed Insured full legal name *(First, MI, Last, Suffix)*: ______
2. Date of birth *(mm/dd/yyyy)*: ______
3. Social Security Number or Taxpayer Identification Number: ______
4. Current height *(Feet and Inches)*: ______ Current weight *(Pounds)*: ______
5. Has your weight changed by more than 10 pounds in the last year? ☐ Yes ☐ No
   If Yes, how much? ______ Due to? ☐ Diet ☐ Other
6. Current primary physician name *(First, MI, Last, Suffix)*: ______
   a. Physician business address *(Street, Suite #, City & State or Country, ZIP/Postal Code)*:
   ______
   ______
   b. Physician Phone Number: (______) ______ – ______
   c. Date last seen by physician and reason: ______
   ______
7. Family History.
   a. Complete all sections of the grid below, except "Diagnosis", for all immediate family members (parents and siblings):

Relative	Diagnosis – Include Age of Onset	Age if Living	Age at Death	Cause of Death
Father				
Mother				
Brother(s)/Sister(s)				

Have any of the family members listed above been diagnosed or treated by a member of the medical profession for:

b. Heart Disease, vascular (blood vessel) disease or cancer? ☐ Yes ☐ No
c. A familial condition of the brain, muscles, nervous system or kidneys? ☐ Yes ☐ No

If 7b or 7c is Yes, complete "Diagnosis" in the table above. If additional space is required, use section C-Additional Information.

B Personal History Information

If Proposed Insured answers Yes to any question, provide additional information in Supplement A.

1. Has the Proposed Insured used tobacco or other nicotine containing products *(e.g. cigarettes, pipes, cigars, snuff, chewing tobacco or nicotine delivery device such as gum or the patch)*:
   a. Within the last 12 months? ☐ Yes ☐ No
   b. Within the last 24 months? ☐ Yes ☐ No

B Personal History Information *continued*

2. Is the Proposed Insured currently:
   a. Under treatment by a member of the medical profession or taking any prescription medications (other than contraceptives)? ☐ Yes ☐ No
   b. Taking any herbal or non-prescription medication at least weekly? ☐ Yes ☐ No
   c. Pregnant? ☐ Yes ☐ No

   If Yes, expected delivery date: ______________________

3. In the past 10 years, has the Proposed Insured been diagnosed, treated, tested positive for, or been given medical advice by a member of the medical profession for a disease or disorder noted below:
   a. Chest pain, heart attack, high blood pressure, heart murmur, palpitations or any other disorder of the heart, arteries or veins? ☐ Yes ☐ No
   b. A tumor or cancer including skin cancer, melanoma or colon polyps? ☐ Yes ☐ No
   c. A disorder of the blood, spleen or immune system including anemia, blood clots, bleeding, immune deficiency, leukemia or lymphoma? ☐ Yes ☐ No
   d. A disorder of the brain, spinal cord or nervous system including seizures, tremors, paralysis, dizziness, fainting, headaches, stroke or TIA (transient ischemic attack)? ☐ Yes ☐ No
   e. Depression, anxiety, nervousness, stress, psychosis, suicide thoughts or attempts, anorexia or bulimia, post traumatic stress disorder, obsessive compulsive disorder, bipolar disorder, attention deficit hyperactivity disorder (ADHD) or other emotional disorder? ☐ Yes ☐ No
   f. A disorder of the eyes, ears, nose, throat or sinuses including any partial or complete loss of hearing, vision or speech? ☐ Yes ☐ No
   g. Asthma, allergies, shortness of breath, bronchitis, emphysema, chronic obstructive pulmonary disease (COPD), pneumonia, sleep apnea, tuberculosis or any other disorder of the respiratory system? ☐ Yes ☐ No
   h. A disorder of the digestive system, liver, pancreas or gall bladder including hepatitis, jaundice, ulcers, intestinal bleeding, colitis, Crohn's disease (ileitis), recurrent indigestion, diarrhea or diverticulitis? ☐ Yes ☐ No
   i. A disorder or impairment of the muscles, bones, joints, nerves, spine, neck or back including arthritis, gout, sciatica or amputations? ☐ Yes ☐ No
   j. Epstein-Barr virus, Lyme disease, chronic fatigue syndrome, fibromyalgia, lupus or other rheumatologic disorder? ☐ Yes ☐ No
   k. Diabetes or a disorder of the thyroid, pituitary or adrenal glands? ☐ Yes ☐ No
   l. A disorder of the kidneys, bladder, prostate or urinary tract or findings of sugar, protein or blood in the urine? ☐ Yes ☐ No
   m. A disorder of the skin including eczema or psoriasis? ☐ Yes ☐ No
   n. A diagnosis of Human Immunodeficiency Virus (HIV) infection or Acquired Immune Deficiency Syndrome (AIDS)? ☐ Yes ☐ No
   o. A disorder of the uterus, cervix, ovaries or breasts? ☐ Yes ☐ No
   p. Multiple miscarriages, complicated pregnancy or infertility evaluation? ☐ Yes ☐ No

4. In the last 10 years, has the Proposed Insured:
   a. Used cocaine, barbiturates, amphetamines, heroin, narcotics, stimulants, hallucinogens or other controlled substances or habit forming drugs not prescribed by a physician? ☐ Yes ☐ No
   b. Received medical treatment, attended a program or been counseled for alcohol or drug abuse or been advised by a member of the medical profession to reduce the use of alcohol? ☐ Yes ☐ No

5. In the last 5 years, has the Proposed Insured:
   a. Had an application for life, disability or health insurance declined, postponed, rated or restricted? ☐ Yes ☐ No
   b. Had a sickness or injury for which a disability claim was made or payments, benefits or pension benefits were received? ☐ Yes ☐ No

6. In the last 3 years, unless previously stated on the application, has the Proposed Insured:
   a. Had a physical exam, check-up or evaluation by a member of the medical profession? ☐ Yes ☐ No
   b. Had an injury treated by a health professional or medical facility? ☐ Yes ☐ No
   c. Had an electrocardiogram, x-ray, blood test or other diagnostic test, excluding an HIV test? ☐ Yes ☐ No
   d. Had surgery or been a patient in a hospital, clinic or other medical or mental health facility? ☐ Yes ☐ No
   e. Been advised by a member of the medical profession to have surgery, medical treatment or diagnostic testing, excluding HIV testing that has not been completed? ☐ Yes ☐ No

C Additional Information

Details. *Provide additional details for questions answered Yes. Use Supplement 'A' for additional space.*

Question	Details and Medications	Name of Physician	Address of Physician

D Agreements & Signatures

I, the undersigned, have read the Application and all statements and answers as they pertain to me, and affirm that these statements and answers are true, complete and correctly recorded to the best of my knowledge and belief. The statements and answers in the application are the basis for any Policy issued by MassMutual and no information about me will be considered to have been given to MassMutual unless it is stated in the application. I hereby adopt all statements made in the application and agree to be bound by them.

ANY PERSON WHO KNOWINGLY PRESENTS A FALSE STATEMENT IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIMINAL OFFENSE AND SUBJECT TO PENALTIES UNDER STATE LAW.

Signed at *(City & State)*: ______________________________ Date: ______________

Signature of Proposed Insured: ______________________________

Printed Name: ______________________________ Date: ______________

Signature of Witness: ______________________________

Printed Name: ______________________________ Date: ______________

MassMutual FINANCIAL GROUP

Supplement "A" to Application Part 2

Use this supplement to provide additional information for questions answered Yes.

A Personal Information

1. Proposed Insured full legal name *(First, MI, Last, Suffix)*: ______________________
2. Date of birth *(mm/dd/yyyy)*: ______________________
3. Social Security Number or Taxpayer Identification Number: ______________________

B Additional Information

Question	Details and Medications	Name of Physician	Address of Physician

Signature of Proposed Insured: ______________________

Printed Name: ______________________ Date: __________

Signature of Witness: ______________________

Printed Name: ______________________ Date: __________

MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

MassMutual FINANCIAL GROUP®

Aviation Supplement

To the Company as defined below:

☐ **Massachusetts Mutual Life Insurance Company** 1295 State Street, Springfield, Massachusetts 01111-0001
☐ **MML Bay State Life Insurance Company** 100 Bright Meadow Boulevard, Enfield, Connecticut 06082
☐ **C.M. Life Insurance Company** 100 Bright Meadow Boulevard, Enfield, Connecticut 06082

Proposed Insured should use this Supplement to provide details relating to their aviation practices.

A Personal Information

1. Policy number: ______________________________
2. Full legal name *(First, MI, Last, Suffix)*: ______________________________
3. Date of birth *(mm/dd/yyyy)*: ______________________

B Aviation Information

1. What was the date of your last flight other than as a passenger? ______________________
2. *Provide total hours flown, the number of hours flown in the past 12 months and your estimate for the next 12 months in each of the following categories. If no flying time in a given category, enter zero.*

	Hours as Pilot or Co-Pilot			Hours as Crew Member	
	Total hours logged	Last 12 months	Estimate next 12 months	Last 12 months	Estimate next 12 months
Private or Student (Not flying for hire)					
Commercial (Flying for hire)					
Military (Including Reserve and National Guard)					

Civilian Aviation *(Including Private, Student and Commercial)*

If you answer Yes or select Other in this section or the Military Aviation section, provide details in section C – Additional Information.

3. Have you flown or within the next two years do you expect to fly outside the continental United States? ☐ Yes ☐ No
4. What type of license/certificate do you hold? ☐ None ☐ Student ☐ Private ☐ Commercial ☐ Flight Instructor ☐ Air Transport Pilot
5. What ratings do you currently hold? ☐ Visual Flight Rating ☐ Instrument Flight Rating ☐ Other *(Specify)*: ______________
6. Make and model of airplane owned/flown: ______________________________
7. If flying commercially or on company business, indicate: ☐ Solo ☐ Both Pilot and Co-Pilot aboard
8. Indicate the nature of flying other than as a passenger during the past 12 months *(Select all that apply)*:

☐ Pleasure or personal business	☐ Air Taxi	☐ Test – Experimental	☐ Scheduled Airlines (Listed by FAA as Certified Route Air Carriers)
☐ Company business: ☐ Hire ☐ Not for hire	☐ Charters	☐ Test – Production Line	☐ Supplemental Air Carriers
☐ Dusting, seeding or spraying	☐ Cargo Carriers	☐ Flight Instructor	☐ Other Airlines (Non-scheduled passenger service)
☐ Other *(Specify)*: ______________________________			

MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

B Aviation Information *continued*

Civilian Aviation *continued*

9. Indicate all applicable types of aircrafts you have flown during the past 12 months *(Select all that apply)*:

☐ Single engine	☐ Propeller	☐ Helicopter	☐ Sailplane
☐ Hot Air Balloon	☐ Gas or Helium Balloon	☐ Multi-engine	☐ Other *(Specify)*: ____________
☐ Jet	☐ Glider	☐ Home-built *(Specify in section C)*	

Military Aviation *(Including Reserve and National Guard)*

10. The Proposed Insured is a member of which branch of the military? ☐ Air Force ☐ Army ☐ Coast Guard ☐ Marines ☐ Navy

11. What is your Rank or Grade? ☐ Enlisted (E1-E4) ☐ Enlisted (E5 & up) ☐ Officer (01-04) ☐ Officer (05 & up)

12. Indicate your current Military Assignment/Duties (*Select all that apply*):

☐ Student Pilot	☐ Instructor	☐ M.A.C.	☐ Transport	☐ Other *(Specify)*: ____________
☐ Flight Surgeon/Nurse	☐ Reserve/National Guard	☐ Fighter Pilot	☐ Proficiency Flying	

13. Indicate all applicable types of aircrafts you have flown during the past 12 months *(Select all that apply)*:

☐ Single engine	☐ Propeller	☐ Helicopter	☐ Reconnaissance or Liaison
☐ Multi-engine	☐ Jet	☐ Bomber	☐ Fighter or Interceptor
☐ Transport	☐ Other*	☐ Test/Experimental*	

**Provide additional information in section C.*

14. Have you flown or do you expect to fly within the next two years, in any carrier-based aircraft? ☐ Yes ☐ No *(If Yes, specify below)*:

____

Coverage

15. Preferred Coverage *(Select one)*: ☐ Full coverage *(insurance may be in a classified premium category with increased premium)*
☐ Exclusion Rider, if available

C Additional Information

Details. *Provide additional details indicating section and question.*

ANY PERSON WHO KNOWINGLY PRESENTS A FALSE STATEMENT IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIMINAL OFFENSE AND SUBJECT TO PENALTIES UNDER STATE LAW.

Signed at *(City & State)*: ______________________________ Date: ____________

Signature of Proposed Insured: ______________________________

MassMutual
FINANCIAL GROUP®

Avocation Supplement

To the Company as defined below:

☐ **Massachusetts Mutual Life Insurance Company** 1295 State Street, Springfield, Massachusetts 01111-0001
☐ **MML Bay State Life Insurance Company** 100 Bright Meadow Boulevard, Enfield, Connecticut 06082
☐ **C.M. Life Insurance Company** 100 Bright Meadow Boulevard, Enfield, Connecticut 06082

Proposed Insured should use this Supplement to provide details related to their avocations.

A Personal Information

1. Policy number: ______________________________
2. Full legal name *(First, MI, Last, Suffix)*: ______________________________
3. Date of birth *(mm/dd/yyyy)*: ______________________
4. Preferred coverage *(Select one)*: ☐ Full coverage *(Insurance may be in a classified premium category with increased premium)* ☐ Exclusion rider, if available

B Avocation Information

1. In which of the following avocations has the Proposed Insured participated during the last 3 years or expect to participate in the next 2 years? ☐ Underwater Diving ☐ Climbing ☐ Aerial Sports ☐ Racing *(Complete corresponding sections below)*
2. In the specified avocation, the Proposed Insured is a: ☐ Professional ☐ Semi-professional ☐ Instructor ☐ Amateur ☐ Student
3. How long has the Proposed Insured participated in the avocation? ☐ Less than 2 years ☐ 2 to 4 years ☐ More than 4 years
4. Is the Proposed Insured a member of an organized club related to the avocation? ☐ No ☐ Yes *If Yes, name:* ________________

Underwater Diving

5. Type *(Select all that apply)*: ☐ Scuba ☐ Skin or Snorkel ☐ Recreation ☐ Rescue ☐ Salvage ☐ Night
6. Usual location *(Select all that apply)*: ☐ Deep Sea ☐ Ocean ☐ Lakes ☐ Rivers ☐ Ponds ☐ Quarries ☐ Caves
7. Has the Proposed Insured received formal training? ☐ Yes ☐ No *If Yes, type of certification level:* ______________________
8. Does the Proposed Insured dive alone? ☐ Yes ☐ No

Depth	Average time	Frequency: 12 to 24 months ago	Frequency: Last 12 months	Frequency: Est. next 12 months
0 – 75 feet				
76 – 100 feet				
Over 100 feet				
Maximum depth	N/A	feet	feet	feet

Climbing

9. Type *(Select all that apply)*: ☐ Ice ☐ Rock ☐ Trail ☐ Mountain ☐ Cliff face
10. Usual location *(Select all that apply)*: ☐ North America ☐ Elsewhere *(Specify)*: ______________________
11. Number of trips: a. 12-24 months ago __________ b. Last 12 months __________ c. Est. next 12 months __________
12. Average days per trip: ______________________
13. Maximum elevation: ______________________
14. YDS class: ______________________
15. Equipment used: ______________________

B Avocation Information *continued*

Aerial Sports

16. Type *(Select all that apply)*: ☐ Hang-gliding ☐ Skydiving ☐ Ultralight ☐ Soaring ☐ Parakiting
17. Usual location *(Select all that apply)*: ☐ Over or near water ☐ Over land ☐ Over cliffs and ridges
18. Has the Proposed Insured attempted or expect to attempt within the next two years:
    a. Experimental jumping? ☐ Yes ☐ No b. Delayed chute openings? ☐ Yes ☐ No
    c. Formation jumping? ☐ Yes ☐ No d. Baton passing? ☐ Yes ☐ No
    e. Base or other jumping? ☐ Yes ☐ No *If Yes, specify:* ____________
    f. Total number of jumps to date: ____________ g. Maximum height: ____________
19. For hang-gliding, percent of time spent: a. Ground Skimming: ________ b. Gliding: ________ c. Soaring: ________
20. Number of flights or jumps: a. 12-24 months ago: ________ b. Last 12 months: ________ c. Est. next 12 months: ________

Racing

21. Type *(Select all that apply)*: ☐ Boat ☐ Cycle ☐ Snowmobile ☐ Auto *(Specify)*: ____________

Item	Vehicle 1	Vehicle 2	Additional Information				
Vehicle/Boat Make			Usual Location *(Select one)*: ☐ Local ☐ Regional ☐ National				
Vehicle/Boat Model			Track Name				
Displacement			Track Name				
Horsepower			Track Name				
Type of fuel used			Track Types				
Class/Category *(e.g. GT, F1)*			Race Sponsor *(e.g. SCCA, IMSA)*				
Average Speed			Frequency (Vehicle 1/Vehicle 2):	Days	Races	Days	Races
Maximum Speed			12-24 months ago				
Timing: Vehicle vs. Vehicle			Last 12 months				
Timing: Vehicle vs. Clock			Next 12 months				

C Additional Information

Details. *Provide additional details indicating section and question.*

ANY PERSON WHO KNOWINGLY PRESENTS A FALSE STATEMENT IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIMINAL OFFENSE AND SUBJECT TO PENALTIES UNDER STATE LAW.

Signed at *(City & State)*: ____________________ Date: ____________

Signature of Proposed Insured: ____________________

MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

MassMutual FINANCIAL GROUP®

Military Supplement

To the Company as defined below:

☐ **Massachusetts Mutual Life Insurance Company** 1295 State Street, Springfield, Massachusetts 01111-0001

☐ **MML Bay State Life Insurance Company** 100 Bright Meadow Boulevard, Enfield, Connecticut 06082

☐ **C.M. Life Insurance Company** 100 Bright Meadow Boulevard, Enfield, Connecticut 06082

Use this Supplement to provide details on the Proposed Insured military status and service.

A Personal Information

1. Policy number: ____________________
2. Full legal name *(First, MI, Last, Suffix)*: ____________________
3. Date of birth *(mm/dd/yyyy)*: ____________________

B Military Information

1. Current military status *(Select one)*: ☐ Active ☐ Inactive ☐ Future *(Written agreement)*
2. The Proposed Insured is a member of which branch of the military? ☐ Air Force ☐ Army ☐ Coast Guard ☐ Marines ☐ Navy
3. The Proposed Insured is serving in what capacity? ☐ Full-time ☐ National Guard ☐ Reserves ☐ ROTC ☐ Service Academy

   If National Guard or Reserves: Is the Proposed Insured currently activated for full-time duty? ☐ Yes ☐ No
4. The Proposed Insured rank/grade: ☐ Enlisted *(E1-E4)* ☐ Enlisted *(E5 & up)* ☐ Officer *(01-04)* ☐ Officer *(05 & up)*
5. Dates of Service. a. Entry date *(mm/dd/yyyy)*: ____________ b. Expected discharge date *(If known)*: ____________
6. Current duties: ____________________

   a. Is the Proposed Insured currently receiving or expect, within the next two years, to receive hazardous duty or incentive pay? ☐ Yes ☐ No

   b. Current assignment location *(State/Country)*: ____________________

   c. Has the Proposed Insured been alerted or received orders for duty outside the U.S.? ☐ Yes ☐ No
7. Has the Proposed Insured ever flown or expect, within the next two years, to fly as a pilot or crew member? *If Yes, complete Aviation Supplement.* ☐ Yes ☐ No

C Additional Information

Details. *Provide additional information indicating question number.*

ANY PERSON WHO KNOWINGLY PRESENTS A FALSE STATEMENT IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIMINAL OFFENSE AND SUBJECT TO PENALTIES UNDER STATE LAW.

Signed at *(City & State)*: ____________________ Date: ____________

Signature of Proposed Insured: ____________________

MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

MassMutual FINANCIAL GROUP®

Non-citizen and/or Foreign Travel and Residence Supplement

To the Company as defined below:

☐ **Massachusetts Mutual Life Insurance Company** 1295 State Street, Springfield, Massachusetts 01111-0001

☐ **MML Bay State Life Insurance Company** 100 Bright Meadow Boulevard, Enfield, Connecticut 06082

☐ **C.M. Life Insurance Company** 100 Bright Meadow Boulevard, Enfield, Connecticut 06082

Proposed Insured should use this Supplement if contemplating foreign travel or residence in the next two years.

A Personal Information

1. Policy number: ______________
2. Full legal name *(First, MI, Last, Suffix)*: ______________
3. Date of birth *(mm/dd/yyyy)*: ______________
4. Place of birth *(Country & State/Province)*: ______________

B Citizenship

1. Are you a U.S. citizen? ☐ Yes ☐ No *If No, complete questions 2-6 and indicate citizenship:* ______________
2. How long have you lived in the U.S. on a full time basis? ______________
   If residence has not been continuous, give dates and explanation below in section D – Additional Information
3. Do you plan to live outside the United States within the next two years? ☐ Yes ☐ No *If No, when do you expect to leave?* ________
4. What type of Visa (or other documentary evidence) authorizing your stay in the US do you have? Describe:
   Visa Symbol/Type: ______________ Number: ______________ Expiration date: ______________
5. What members of your immediate family are full-time residents in the U.S. or citizens of the U.S.? ______________
6. Do you own personal assets in the United States? ☐ Yes ☐ No *If Yes, provide details in section D – Additional Information.*

C Foreign Travel and/or Residence:

1. To what countries/cities do you intend to travel or reside within the next two years? ______________
   a. Date of departure from U.S. *(mm/dd/yyyy)*: ______________
   b. Duration of absence from U.S. For travel *(annually)*: ______________ For residence *(total)*: ______________
   c. Duration of stays in each country and city to be visited: ______________
   d. Frequency of trips *(annually)*: ______________
2. Will your family accompany you? ☐ Yes ☐ No
3. Purpose of travel or residence abroad: ______________
   Is any trip for missionary purposes? ☐ Yes ☐ No *If Yes, give details of activities, location and duration:* ______________

D Additional Information

Details. *Provide additional information indicating section and question.*

ANY PERSON WHO KNOWINGLY PRESENTS A FALSE STATEMENT IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIMINAL OFFENSE AND SUBJECT TO PENALTIES UNDER STATE LAW.

Signed at *(City & State)*: ______________ Date: ______________

Signature of Proposed Insured: ______________

MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.